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                          Sutherland, Asbill & Brennan LLP
                            1275 Pennsylvania Avenue, NW
                             Washington, DC  20004-2415

Tel:  (202) 383-0100
Fax:  (202) 637-3593



                                   April 28, 1998



Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa  50266

Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 filed by Farm Bureau Life Annuity Account. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                              Very truly yours,

                              SUTHERLAND, ASBILL & BRENNAN LLP



                              By /s/ Stephen E. Roth
                                -------------------------------------
                                Stephen E. Roth